EXHIBIT 99.2:

CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

For the 3 months ending March 31, 2007 and 2006

	1st Quarter		Change
(in thousands, except per share data)	2007	2006
Operating Revenues
Oil and gas operations	$194,033	$169,519	$24,514
Natural gas distribution	298,628	318,623	(19,995)

Total operating revenues	492,661	488,142	4,519

Operating Expenses
Cost of gas	168,138	194,050	(25,912)
Operations & maintenance	82,043	74,483	7,560
Depreciation, depletion and amortization	38,020	34,297	3,723
Taxes, other than income taxes	30,312	32,679	(2,367)
Accretion expense	950	898	52

Total operating expenses	319,463	336,407	(16,944)

Operating Income	173,198	151,735	21,463

Other Income (Expense)
Interest expense	(12,221)	(13,177)	956
Other income	561	707	(146)
Other expense	(195)	(229)	34

Total other expense	(11,855)	(12,699)	844

Income from Continuing Operations Before Income Taxes	161,343	139,036	22,307
Income tax expense	57,462	51,535	5,927

Income from Continuing Operations	103,881	87,501	16,380

Discontinued Operations, Net of Taxes
Income (loss) from discontinued operations	1	(7)	8
Gain on disposal of discontinued operations	—	—	—

Income (Loss) from Discontinued Operations	1	(7)	8

Net Income	$103,882	$87,494	$16,388

Diluted Earnings Per Average Common Share
Continuing operations	$1.44	$1.18	$0.26
Discontinued operations	—	—	—

Net Income	$1.44	$1.18	$0.26

Basic Earnings Per Average Common Share
Continuing operations	$1.45	$1.19	$0.26
Discontinued operations	—	—	—

Net Income	$1.45	$1.19	$0.26

Diluted Avg. Common Shares Outstanding	72,124	74,094	(1,970)

Basic Avg. Common Shares Outstanding	71,482	73,268	(1,786)

Dividends Per Common Share	$0.115	$0.11	$0.005

CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)2

For the 12 months ending March 31, 2007 and 2006

	Trailing 12 Months		Change
(in thousands, except per share data)	2007	2006
Operating Revenues
Oil and gas operations	$755,056	$594,333	$160,723
Natural gas distribution	643,449	661,195	(17,746)

Total operating revenues	1,398,505	1,255,528	142,977

Operating Expenses
Cost of gas	347,185	372,817	(25,632)
Operations & maintenance	309,717	282,805	26,912
Depreciation, depletion and amortization	145,809	134,563	11,246
Taxes, other than income taxes	93,360	100,112	(6,752)
Accretion expense	3,671	2,902	769

Total operating expenses	899,742	893,199	6,543

Operating Income	498,763	362,329	136,434

Other Income (Expense)
Interest expense	(47,696)	(48,307)	611
Other income	865	2,517	(1,652)
Other expense	(1,072)	(671)	(401)

Total other expense	(47,903)	(46,461)	(1,442)

Income from Continuing Operations Before Income Taxes	450,860	315,868	134,992
Income tax expense	160,957	114,423	46,534

Income from Continuing Operations	289,903	201,445	88,458

Discontinued Operations, Net of Taxes
Income from discontinued operations	2	6	(4)
Gain on disposal of discontinued operations	53	9	44

Income from Discontinued Operations	55	15	40

Net Income	$289,958	$201,460	$88,498

Diluted Earnings Per Average Common Share
Continuing operations	$3.99	$2.73	$1.26
Discontinued operations	—	—	—

Net Income	$3.99	$2.73	$1.26

Basic Earnings Per Average Common Share
Continuing operations	$4.02	$2.75	$1.27
Discontinued operations	—	—	—

Net Income	$4.02	$2.75	$1.27

Diluted Avg. Common Shares Outstanding	72,674	73,904	(1,230)

Basic Avg. Common Shares Outstanding	72,138	73,160	(1,022)

Dividends Per Common Share	$0.445	$0.41	$0.035

SELECTED BUSINESS SEGMENT DATA (UNAUDITED)

For the 3 months ending March 31, 2007 and 2006

	1st Quarter
(in thousands, except sales price data)	2007	2006	Change
Oil and Gas Operations
Operating revenues
Natural gas	$123,225	$116,084	$7,141
Oil	54,084	42,142	11,942
Natural gas liquids	15,042	9,677	5,365
Other	1,682	1,616	66

Total	$194,033	$169,519	$24,514

Production volumes from continuing operations
Natural gas (MMcf)	15,547	15,327	220
Oil (MBbl)	927	917	10
Natural gas liquids (MMgal)	18.9	16.6	2.3
Production volumes from continuing ops. (MMcfe)	23,806	23,209	597
Total production volumes (MMcfe)	23,805	23,209	596
Revenue per unit of production including effects of all derivative instruments
Natural gas (Mcf)	$7.93	$7.57	$0.36
Oil (barrel)	$58.36	$45.94	$12.42
Natural gas liquids (gallon)	$0.80	$0.58	$0.22
Other data from continuing operations
Lease operating expense (LOE)
LOE and other	$35,409	$33,862	$1,547
Production taxes	12,011	13,093	(1,082)

Total	$47,420	$46,955	$465

Depreciation, depletion and amortization	$26,473	$23,551	$2,922
Capital expenditures	$53,395	$44,905	$8,490
Exploration expenditures	$97	$109	$(12)
Operating income	$105,301	$88,539	$16,762

Natural Gas Distribution
Operating revenues
Residential	$203,798	$218,506	$(14,708)
Commercial and industrial	77,722	84,557	(6,835)
Transportation	14,567	12,735	1,832
Other	2,541	2,825	(284)

Total	$298,628	$318,623	$(19,995)

Gas delivery volumes (MMcf)
Residential	11,579	11,685	(106)
Commercial and industrial	4,872	4,941	(69)
Transportation	13,420	13,359	61

Total	29,871	29,985	(114)

Other data
Depreciation and amortization	$11,547	$10,746	$801
Capital expenditures	$14,967	$18,845	$(3,878)
Operating income	$68,437	$63,727	$4,710

SELECTED BUSINESS SEGMENT DATA (UNAUDITED)

For the 12 months ending March 31, 2007 and 2006

	Trailing 12 Months
(in thousands, except sales price data)	2007	2006	Change
Oil and Gas Operations
Operating revenues
Natural gas	$444,701	$414,119	$30,582
Oil	193,401	132,488	60,913
Natural gas liquids	55,623	39,987	15,636
Other	61,331	7,739	53,592

Total	$755,056	$594,333	$160,723

Production volumes from continuing operations
Natural gas (MMcf)	63,044	61,693	1,351
Oil (MBbl)	3,654	3,414	240
Natural gas liquids (MMgal)	78.6	71.4	7.2
Production volumes from continuing ops. (MMcfe)	96,193	92,373	3,820
Total production volumes (MMcfe)	96,191	92,402	3,789
Revenue per unit of production including effects of all derivative instruments
Natural gas (Mcf)	$7.05	$6.71	$0.34
Oil (barrel)	$52.93	$38.80	$14.13
Natural gas liquids (gallon)	$0.71	$0.56	$0.15
Other data
Lease operating expense (LOE)
LOE and other	$136,400	$115,354	$21,046
Production taxes	48,427	55,160	(6,733)

Total	$184,827	$170,514	$14,313

Depreciation, depletion and amortization	$100,764	$91,879	$8,885
Capital expenditures	$268,168	$358,132	$(89,964)
Exploration expenditures	$4,169	$461	$3,708
Operating income	$421,911	$293,438	$128,473

Natural Gas Distribution
Operating revenues
Residential	$411,358	$425,105	$(13,747)
Commercial and industrial	175,065	186,214	(11,149)
Transportation	47,782	42,996	4,786
Other	9,244	6,880	2,364

Total	$643,449	$661,195	$(17,746)

Gas delivery volumes (MMcf)
Residential	22,204	23,274	(1,070)
Commercial and industrial	11,157	12,144	(987)
Transportation	50,821	49,468	1,353

Total	84,182	84,886	(704)

Other data
Depreciation and amortization	$45,045	$42,684	$2,361
Capital expenditures	$72,279	$77,319	$(5,040)
Operating income	$78,984	$70,245	$8,739

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